BARON CAPITAL FUNDS TRUST

                             POWER OF ATTORNEY


           The undersigned in his or her capacity as a Trustee or officer, or both, as the case may be, of the Baron Capital Funds Trust (the "Trust") does hereby appoint Linda S. Martinson and Ronald Baron, and each of them, severally, his or her true and lawful attorney and agent to execute in his or her name, place and stead (in such capacity) the Registration Statement of the Trust and any and all amendments thereto and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Trust thereon and to file the same with the Securities and Exchange Commission; and any and all other instruments or documents necessary or desirable in connection with the establishment of a new series of the Trust or any other corporate action authorized by the Board of Trustees. Each of said attorneys and agents have power and authority of do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


  Signature                         Title                     Date

 /s/ Ronald Baron
 -------------------------      President and Trustee      January 27, 1998
     Ronald Baron


 /s/ Norman S. Edelcup          Trustee                    January 27, 1998
 -------------------------
     Norman S. Edelcup


 /s/ Mark M. Feldman            Trustee                    January 27, 1998
 -------------------------
     Mark M. Feldman


 /s/ Irwin Greenberg            Trustee                    January 27, 1998
 -------------------------
     Irwin Greenberg


 /s/ Linda S. Martinson         Secretary, Vice President  January 27, 1998
 -------------------------      and Trustee
     Linda S. Martinson


 /s/ Charles N. Mathewson       Trustee                    January 27, 1998
 ------------------------
     Charles N. Mathewson


 /s/ Harold W. Milner           Trustee                    January 27, 1998
 ------------------------
     Harold W. Milner


 /s/ Raymond Noveck             Trustee                    January 27, 1998
 ------------------------
     Raymond Noveck


 /s/ Morty Schaja               Senior Vice President      January 27, 1998
 -------------------------      and Trustee
     Morty Schaja


 /s/ David A. Silverman         Trustee                    January 27, 1998
 -------------------------
     David A. Silverman